================================================================================

                                                                    EXHIBIT 10.2




                               FOURTH AMENDMENT TO
                          LINE OF CREDIT AGREEMENT AND
                   AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS

                                     BETWEEN

                          AGREE LIMITED PARTNERSHIP AND
                            AGREE REALTY CORPORATION

                                       AND

                          STANDARD FEDERAL BANK, N.A.,
                    INDIVIDUALLY AND AS AGENT FOR THE LENDERS

                                       AND

                                    BANK ONE,
                                    AS LENDER



                            DATED AS OF JULY 11, 2003





================================================================================

                               FOURTH AMENDMENT TO
                            LINE OF CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO LINE OF CREDIT AGREEMENT ("Fourth Amendment"), dated as of July 11, 2003 ("Fourth Amendment Closing Date"), is made among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), AGREE REALTY CORPORATION, a Maryland corporation (the "Company"), and STANDARD FEDERAL BANK, N.A., a national banking association (formerly, Michigan National Bank) ("SFB"), individually and as Agent for the Lenders ("Agent"), and BANK ONE, a Michigan banking corporation, formerly NBD Bank ("NBD") (together with SFB, the "Lenders") (such term and other capitalized terms used but not defined in this Fourth Amendment are defined in Section 1 of the Agreement (as defined below)).

                                    RECITALS

         Borrower, the Company and Lenders entered into a Line of Credit Agreement dated as of November 14, 1995 ("Agreement") whereby Lenders made available to Borrower a line of credit loan facility in the maximum amount of $50,000,000. The Agreement has been amended by a First Amendment to Line of Credit Agreement dated August 7, 1997, a Second Amendment to Line of Credit Agreement dated November 17, 1997, and a Third Amendment to Line of Credit Agreement dated August 7, 2000 ("Third Amendment"). The Line of Credit Agreement and the aforementioned amendments are collectively, the "Agreement."

         Borrower and Lenders now wish to again amend certain terms and provisions of the Agreement.
                                    AGREEMENT

         In consideration of the terms and conditions contained herein, and of any loans, advances, or extensions of credit previously, now or hereafter made to Borrower by the Lenders, the parties hereto hereby agree as follows:

A.       SUBSTITUTION OF BANK AND AGENT.

         Wherever in the Agreement there is a reference to Michigan National Bank as a Bank or Agent or LaSalle Bank National Association as Lender, Standard Federal Bank, N.A. has been and shall be substituted in its place.

B.       AMENDMENT OF THE AGREEMENT.

         1.       DEFINED TERMS.

                  (a) The following defined term and the meaning thereof set forth in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "DRAW PERIOD" shall mean that period commencing on November 14, 1995 and expiring on November 5, 2003.

C.       REPRESENTATIONS AND WARRANTIES.

         Borrower represents, warrants, covenants and agrees that as of the Fourth Amendment Closing Date, after giving effect to the consummation of the transactions contemplated by this Fourth Amendment:

         1. AUTHORITY. Each of Borrower and the Company has full power, authority and legal right to enter into the applicable Fourth Amendment Documents. The execution, delivery and performance by Borrower and the Company of the applicable Fourth Amendment Documents:

                           (a) have been duly authorized by all necessary partnership or corporate action, as applicable, of Borrower and the Company;

                           (b) do not and will not, by lapse of time, the giving of notice or otherwise, contravene the terms of Borrower's or the Company's respective partnership agreement or certificate, articles of incorporation or bylaws or of any indenture, agreement or undertaking to which Borrower or the Company is a party or by which Borrower or Guarantor is or any of their respective property are bound;

                           (c) do not and will not require any governmental consent, registration or approval;

                           (d) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any material contractual or governmental restriction to which Borrower or the Company, or any of their respective property may be subject; and

                           (e) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower or the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower or the Company is a party or by which Borrower or the Company or any of their respective property may be bound or affected.

         2. BINDING EFFECT. Each of the Fourth Amendment Documents is the legal, valid and binding obligation of Borrower and the Company, as appropriate, and is enforceable against Borrower and the Company, as appropriate, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity).

         3. AGREEMENT REPRESENTATIONS AND WARRANTIES. The warranties and representations of Borrower contained in the Agreement and the other Loan Documents are true, correct and complete on and as of the Fourth Amendment Closing Date, to the same extent as though made on and as of that date, and taking into account any revised Exhibits attached to this Fourth Amendment.

         4. SCHEDULES. The Schedules to the Agreement remain true, correct and complete on and as of the Fourth Amendment Closing Date except to the extent that Revised Schedules are attached to this Fourth Amendment, in which case such revised Schedules are true, correct and complete on and as of the Fourth Amendment Closing Date.

         5. DEFAULT. Upon closing of the Fourth Amendment transaction, no Event of Default or Default has occurred and is continuing.

D.       CONDITIONS TO CLOSING.

         In addition to those conditions set forth elsewhere in the Agreement, the obligations of Lenders under this Fourth Amendment are conditioned upon (a) the fulfillment, in a manner satisfactory to Lenders on or before the Fourth Amendment Closing Date, of each of the following terms and conditions or (b) the delivery on or before the Fourth Amendment Closing Date, duly executed, in form and substance satisfactory to Lenders (and their counsel) of the following documents, as the case may be:

         1.       FOURTH AMENDMENT DOCUMENTS.

                  a) Fourth Amendment. Borrower and the Company shall have executed and delivered this Fourth Amendment to Agent.

                  b) Borrower's Certificate. Borrower shall have executed and delivered the Borrower's Certificate in the form attached hereto as Exhibit D.

                  c)      Revised Schedules.  Borrower shall have
         delivered the revised Schedules to Agent.

                  d) Other Agreements. Borrower shall have executed and delivered to Agent such other agreements and documents in connection with the Loan as Agent may request in form and substance satisfactory to Agent and its counsel.

         2. OPINION OF COUNSEL. Agent shall have received a legal opinion, dated the Fourth Amendment Closing Date, from counsel to Borrower, in form and substance satisfactory to Agent and its counsel, that, among other things, this Fourth Amendment has been duly authorized, executed and delivered by Borrower and the Company and is valid and enforceable in accordance with its terms, subject to bankruptcy and equitable principles.

         3. ORGANIZATIONAL DOCUMENTS. Agent shall have received (i) with respect to the Company, the certificate of incorporation of the Company, as amended, modified or supplemented to the Fourth Amendment Closing Date, certified to be true, correct and complete by the appropriate Secretary of State, together with a good standing certificate from such Secretary of State, and (ii) with respect to Borrower, the agreement of limited partnership of Borrower, as amended, modified or supplemented to the Fourth Amendment Closing Date, certified to be true, correct and complete by a general partner of Borrower, together with a copy of the certificate of limited partnership of Borrower, as amended, modified or supplemented to the Fourth Amendment Closing Date, certified to be true, correct and complete by the appropriate Secretary of State.

         4. CERTIFIED RESOLUTIONS, ETC. Agent shall have received a certificate of the secretary or assistant secretary of the Company and dated the Fourth Amendment Closing Date, certifying (i) the names and true signatures of the incumbent officers of the Company authorized to sign this Fourth Amendment,
(ii) the by-laws of the Company as in effect on the Fourth Amendment Closing Date, (iii) the resolutions of the Company's board of directors approving and authorizing the execution, delivery and performance of all Fourth Amendment Agreements executed by the Company, and (iv) that there have been no changes in the certificate of incorporation of such Person since the date of the most recent certification thereof by the appropriate Secretary of State.

         5. LIEN SEARCH REPORTS. Agent shall have received satisfactory (i.e., showing no Liens other than Permitted Liens) UCC searches, together with tax lien, judgment and litigation searches conducted in the appropriate jurisdictions by a search firm acceptable to Agent with respect to the Properties, Borrower, and the Company as Agent shall require (collectively, the "UCC Searches").

         6. CERTIFICATION AS TO COVENANTS. Agent shall have received a certification by the Company, individually and as general partner of Borrower together, with other evidence satisfactory to Agent that, as of the Fourth Amendment Closing Date, the financial covenants set forth in the Agreement are satisfied and that, as of the Fourth Amendment Closing Date, there is no Default or Event of Default under the Agreement.

         7. ADDITIONAL MATTERS. Agent shall have received such other certificates, opinions, documents and instruments relating to the Fourth Amendment transaction as may have been reasonably requested by Agent, and all corporate and other proceedings and all other documents and all legal matters in connection with the Fourth Amendment transaction shall be satisfactory in form and substance to Agent.

E.       AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS.

         1. AMENDMENT OF CERTAIN LOAN DOCUMENTS. Any references to, or definitions of, the Agreement or Loan Agreement in any of the Loan Documents are amended hereby to mean the Agreement or Loan Agreement as heretofore, hereby and hereafter amended, modified or supplemented.

         2. AFFIRMATION OF LOAN DOCUMENTS. Borrower and the Company acknowledge and affirm that (i) the Loan Documents, as amended by the Fourth Amendment Agreements and Section E(1) of this Fourth Amendment, are enforceable against the Borrower and the Company, as applicable, and remain in full force and effect and shall be unamended, unchanged and unmodified, except as specifically set forth in the Fourth Amendment Agreements and Section E(1) of this Fourth Amendment; (ii) the Guaranty and the Collateral shall continue to secure and/or guaranty the repayment of Borrower's Obligations, whether or not Borrower's Obligations were contemplated by Borrower, the Company or Lenders at the time of the execution of the Loan Documents; and (iii) the security interests and liens granted to Lenders by Borrower under the Loan Documents remain valid first perfected security interests and liens.

F.       MISCELLANEOUS.

         1. SECTION TITLES. The section titles contained in this Fourth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         2. PARTIES. Whenever in this Fourth Amendment reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of the Borrower, the Company, Agent and Lenders.

         3. REFERENCES. Any reference to the Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Fourth Amendment shall be deemed to include this Fourth Amendment unless the context shall otherwise require.

         4. CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Fourth Amendment are not intended to and do not serve to effect a novation as to the Agreement. The parties hereto expressly do not intend to extinguish the Agreement; instead, it is the express intention of the parties hereto to reaffirm Borrower's Obligations created under the Agreement, as amended by this Fourth Amendment.

         5        COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         6        EFFECTIVENESS. This Fourth Amendment shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to Agent.

         7. RELEASE OF CLAIMS; LIMITATION OF LIABILITY. In consideration of the Lenders entering into this Fourth Amendment, Borrower and the Company do each hereby release and discharge Agent and each Lender of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or the Company have against the Agent and each Lender through the date of this Fourth Amendment. Borrower and the Company confirm to Agent and the Lenders that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Fourth Amendment and each acknowledge and agree that Agent and each Lender is relying upon this release in entering into this Fourth Amendment. No claim may be made by Borrower, the Company, or any other Person against Agent or any Lender or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Agreement or any other Transactions, or any act, omission or event occurring in connection therewith; and Borrower and the Company hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         8. ENTIRE AGREEMENT. This Fourth Amendment, the exhibits and schedules attached hereto, and the other Fourth Amendment Agreements represent the entire agreement between the parties hereto relating to the Fourth Amendment and may not be altered or modified in any respect, except upon the execution by the parties hereto of a written document or instrument so providing.


(Signatures contained on following page)

         IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the day and year first above written.

                              AGREE LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By:      AGREE REALTY CORPORATION, its
                                       sole general partner, a Maryland
                                       corporation


                                       By:     /s/ Richard Agree
                                          ----------------------------------
                                                Name:  Richard Agree
                                                Title:  President

                              AGREE REALTY CORPORATION,
                              a Maryland corporation


                              By: /s/ Richard Agree
                                  ------------------------------------------
                                       Name: Richard Agree
                                       Title:  President

                              STANDARD FEDERAL BANK, N.A.,
                              a national banking association, as Agent and as Lender


                              By:  /s/ Carol Ann Arvan
                                   -----------------------------------------
                                       Name:  Carol Ann Arvan
                                       Title:  First Vice President

                              BANK ONE,
                              a Michigan banking corporation, as Lender


                              By:    /s/ James D. Misaros
                                 -------------------------------------------
                                       Name:    James D. Misaros
                                       Title:   Vice President